UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 12, 2024

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 12, 2024, Theravance Biopharma R&D IP, LLC, Theravance Biopharma US, Inc. and Theravance Biopharma Ireland Limited, subsidiaries of the Registrant Theravance Biopharma, Inc. (together, “Theravance”), and Mylan Ireland Limited and Mylan Specialty L.P. (together, “Mylan”), entered into a Settlement Agreement (the “Settlement Agreement”) with Orbicular Pharmaceutical Technologies Private Limited (“Orbicular) relating to Theravance and Mylan’s YUPELRI® (revefenacin) inhalation solution. A Theravance entity owns and Mylan is the exclusive sub-licensee of United States Patent Nos. 8,541,451; 9,765,028; 10,550,081; 11,008,289; 11,484,531; 11,691,948; 8,017,783; 9,249,099; 10,100,013; 11,649,209; and 11,858,898 (the “Patents-in-Suit”).

The Settlement Agreement resolves ongoing patent litigation brought by Theravance and Mylan against Orbicular pursuant to the Hatch-Waxman Act based on Orbicular’s filing of an abbreviated new drug application (“ANDA”) seeking approval to market a generic version of YUPELRI® (revefenacin) inhalation solution prior to expiration of the Patents-in-Suit.

Under the Settlement Agreement, Theravance and Mylan granted Orbicular a royalty-free, non-exclusive, non-sublicensable, non-transferable license to manufacture and market Orbicular’s generic version of YUPELRI® (revefenacin) inhalation solution in the United States on or after the Licensed Launch Date of April 23, 2039, subject to certain exceptions as is customary in these type of agreements.

As required by law, the settlement is subject to review by the U.S. Department of Justice and the Federal Trade Commission.

The patent litigation previously disclosed by the Company remains pending against four other ANDA filers: Cipla Limited; Eugia Pharma Specialities Ltd.; Lupin Inc.; and Mankind Pharma Ltd.; along with certain affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: January 16, 2024	By:	/s/ Brett Grimaud
Brett Grimaud
General Counsel